================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 16, 2005

                                 GSI GROUP INC.
             (Exact name of registrant as specified in its charter)

                              New Brunswick, Canada
                 (State or other jurisdiction of incorporation)

            000-25705                              98-0110412
     (Commission File Number)          (I.R.S. Employer Identification No.)

                 39 Manning Road, Billerica, Massachusetts 01821
          (Address of principal executive offices, including zip code)

                                 (978) 439-5511
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 220.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 7.01. REGULATION FD DISCLOSURE.

The Board of Directors (the "Board") of GSI Group Inc. (the "Company") approved a resolution to accelerate vesting on all currently outstanding unvested time-based stock options. These options were previously awarded to directors, officers and employees of the Company. The acceleration is effective as of December 16, 2005. As a result of the acceleration, options to purchase 558,446 shares of GSI Group Inc.'s common stock, which would otherwise have vested over the next 4 years, are now fully vested. This includes 196,571 options held by executive officers, 180,000 options held by non-employee directors, 10,000 options held by a consultant and 171,875 options held by other employees. The options represent approximately 16% of the total options presently outstanding. The total weighted average option exercise price per share is $10.64. The closing price of GSI Group Inc. stock on December 21, 2005 was $11.20.

In order to prevent unintended personal benefit to executive officers and directors, restrictions are imposed on any shares received through the exercise of accelerated options held by those individuals. Those restrictions prohibit the sales of shares purchased under accelerated options until the earlier of:
1.) the date on which the options would otherwise have vested under the original option grants; or 2.) twelve months from the date of acceleration; or 3.) termination of employment or resignation from the Board. A specimen copy of the Stock Sale Restriction Agreement is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Board's decision to accelerate the vesting of these options was made primarily to reduce future compensation expense that would have been recorded in the Company's income statement upon the adoption of Financial Accounting Standards Board Statement No. 123R in 2006.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   Financial Statements of Businesses Acquired.

            Not applicable.

      (b)   Pro Forma Financial Information.

            Not applicable.

      (c)   Exhibits.
            99.1 Stock Sale Restriction Agreement

      The information in this Current Report on Form 8-K (including the agreement attached as Exhibit 99.1 hereto) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           GSI GROUP INC.
                                           (Registrant)

Date: December 22, 2005                    By:  /s/  Daniel J. Lyne
                                              ----------------------------------
                                              Daniel J. Lyne
                                              Vice President and General Counsel

                                  EXHIBIT INDEX


Exhibit No.      Description
99.1             Stock Sale Restriction Agreement.